Exhibit 23.1
                        Consent of Indenpendent Auditors



          We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the 1999 Exchange Stock Option Plan of our report dated March 19, 1999, with respect to the consolidated financial statements and schedule of HEALTHSOUTH Corporation included in its Annual Report (Form 10-K) for the year ended December 31, 1998, filed with the Securities and Exchange Commission.



                                                               ERNST & YOUNG LLP


Birmingham, Alabama
June 2, 1999